UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 5, 2013

FX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25386	87-0504461
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3006 Highland Drive, Suite 206
Salt Lake City, Utah		84106
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 486-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01—CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On September 5, 2013, FX Energy, Inc., dismissed PricewaterhouseCoopers LLP (“PWC”), as its independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2013.  The dismissal of PWC was approved unanimously by the Company’s Audit Committee.

The report of PWC on the Company’s consolidated financial statements for the years ended December 31, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and through September 5, 2013, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements for such years.  During the fiscal years ended December 31, 2012 and 2011, and through September 5, 2013, there have been no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On September 5, 2013, the Company’s Audit Committee unanimously approved the engagement of Grant Thornton, LLP, as its registered public accounting firm, to report on the Company’s financial statements for the year ending December 31, 2013.

No consultations occurred between the Company and Grant Thornton during the two most recent fiscal years and through September 5, 2013, regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of disagreement, as that term is defined in S-K 304(a)(1)(iv) and the related instructions to S-K 304, or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

16	Letter on Change in Certifying Accountant
16.01	Letter from PricewaterhouseCoopers LLP dated September 10, 2013	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.
Registrant

Dated: September 10, 2013	By:	/s/ Scott Duncan
Scott Duncan, Vice President

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